SIXTH AMENDMENT TO BUSINESS LOAN AGREEMENT



                             Date: February 1, 2005


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BORROWER:                                          LENDER:

CONTEMPORARY CONSTRUCTORS, INC.                    THE FROST NATIONAL BANK
19240 Redland Road                                 P.O. Box 1600
San Antonio, Texas 78259                           San Antonio, Texas 78296

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     This Sixth Amendment to Business Loan Agreement (Asset Based) ("Amendment")
is made as of the above date by and between Borrower and Lender and modifies certain terms of a Business Loan Agreement dated as of September 27, 2001, between Borrower and Lender, relating to a Line of Credit in the amount of $6,500,000.00 ("Loan Agreement"). The Loan Agreement has been amended by First Amendment to Business Loan Agreement dated May 27, 2002, a Second Amendment to Business Loan Agreement dated May 26, 2003, a Third Amendment to Business Loan Agreement dated November 24, 2003, a Fourth Amendment to Business Loan Agreement dated May 24, 2004, and a Fifth Amendment to Business Loan Agreement dated September 21, 2004.

     1. The definition of "BORROWING BASE" set forth on page 7 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

     BORROWING BASE. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $4,550,000.00; or (b) the sum of (i) 80.000% of the aggregate amount of Eligible Accounts plus (ii) 50.000% of net costs in excess of billings up to a maximum of $1,750,000.00. This will apply to costs that will be invoiced within forty five (45) days.

     2. Paragraph number 3 to the Fourth Amendment to Business Loan Agreement will not apply.

     3. The first sentence of the paragraph entitled "MANDATORY LOAN REPAYMENTS" on page 1 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:

     If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. Such payment shall be made within seven (7) Business Days of the date the aggregate principal amount of the outstanding Advances first exceeds the applicable Borrowing Base, regardless of the date of Lender's notice to Borrower.

     4. The financial reporting requirements entitled "ACCOUNTS RECEIVABLE AGING REPORT", "BORROWING BASE CERTIFICATES," "FINANCIAL STATEMENTS", AND "COMPLETION REPORTS" on page 6 of the Loan Agreement are deleted in their entirety and the following is inserted in lieu thereof:


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     REPORTING  REQUIREMENTS.  Until (i) the Notes and all other obligations and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Lender has no further commitment to lend hereunder, Borrower will, unless Lender shall otherwise consent in writing, furnish to Lender:

          (a) INTERIM FINANCIAL STATEMENTS. As soon as available, and in any event within thirty (30) days after the end of each month of each fiscal year of Borrower, a consolidated income statement and balance sheet of CCI Telecom, Inc., and its domestic subsidiaries together with the relating consolidating income statements and balance sheets, including the consolidating income statement and balance sheet of Borrower, as of the end of such fiscal month, all in form and substance and in reasonable detail satisfactory to Lender and duly certified (subject to year-end review adjustments) by the President and/or Chief Financial Officer of CCI Telecom, Inc. (i) as being true and correct in all material aspects to the best of his or her knowledge and (ii) as having been prepared in accordance with generally accepted accounting principles, consistently applied.

          (b) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event by within sixty (60) days after the end of each fiscal year of CCI Telecom, Inc., including the fiscal year ending March 31, 2005, a consolidated balance sheet and income statement of CCI Telecom, Inc., together with the related consolidating balance sheets and income statements of its subsidiaries, including a balance sheet and income statement of Borrower, as of the end of such fiscal year, all in form and substance and in reasonable detail satisfactory to Lender and duly certified by the President and/or Chief Financial Officer of CCI Telecom, Inc. (i) as being true and correct in all material aspects to the best of his or her knowledge and (ii) as having been prepared in accordance with generally accepted accounting principles, consistently applied.

          (c) Accounts Aging. An accounts receivable aging report for Borrower and Berkshire Wireless, Inc., and CCI Integrated Solutions Inc., within three (3) days after the end of each week and with each request for an Advance, in form and detail satisfactory to Lender.

          (d) PERCENTAGE OF COMPLETION. A percentage of completion report for Borrower, Berkshire Wireless, Inc., and CCI Integrated Solutions Inc., within thirty (30) days after the end of each month of each fiscal year, in form and detail satisfactory to Lender.

          (e) BORROWING BASE CERTIFICATES. Borrower shall furnish to Lender weekly borrowing base certificates in a format acceptable to Lender within three (3) days after the end of each week and with each request for an Advance.

     5.   The Loan Agreement is amended to add the following reporting covenant.

     TAX RETURNS. Borrower shall deliver to Lender, and shall cause CCI Telecom, Inc. and Michael J. Novak to deliver to Lender, copies of Borrower's, CCI Telecom Inc.'s and Michael J. Novak's federal income tax returns within thirty (30) days after filing.

     6. All liens and security interests securing the Line of Credit are expressly renewed and carried forward to secure the Line of Credit as amended pursuant to this Amendment.

     7. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the respective meanings set forth in the Loan Agreement.

     8. All of the terms, provisions, covenants, warranties and agreements contained in the Loan


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Agreement  shall  remain  in full force and effect as therein written, except as amended hereby. The Loan Agreement, as amended, is hereby ratified and confirmed in all respects.

     The  parties  hereto  have  caused  this  Sixth  Amendment to Business Loan
Agreement  (Asset  Based)  to  be  duly executed as of the date set forth above.

                                NOTICE TO OBLIGOR
                            (REQUIRED BY STATE LAW)

     For the purpose of this Notice, the term "WRITTEN AGREMENT" shall include the document set forth above, together with each and every other document relating to and/or securing the same loan transaction, regardless of the date of execution.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BORROWER:                                LENDER:

CONTEMPORARY CONSTRUCTORS, INC.          THE FROST NATIONAL BANK

By:__________________________________    By:__________________________________
   MICHAEL J. NOVAK, President


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